EXHIBIT 99.1

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This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

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

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
                                                                                                                        Master &
                                                              % of      Gross       Gross      Gross        Gross       Sub Serv
                       Count              Balance           Balance      Rate       Margin    Lifecap     Lifefloor       Fees
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
           500           20              2,859,254            0.38       8.484      5.847     15.490        8.490         0.520
501 -      510          139             19,983,061            2.63       8.188      5.764     15.133        8.133         0.520
511 -      520          136             17,725,758            2.33       8.302      5.866     15.213        8.213         0.520
521 -      530          191             30,278,399            3.98       8.092      5.845     15.030        8.037         0.520
531 -      540          185             27,022,979            3.56       7.873      5.734     14.805        7.810         0.520
541 -      550          201             32,488,581            4.27       7.748      5.739     14.711        7.728         0.520
551 -      560          239             36,348,130            4.78       7.462      5.663     14.495        7.495         0.520
561 -      570          207             33,090,582            4.35       7.350      5.577     14.318        7.318         0.520
571 -      580          194             30,424,285            4.00       7.294      5.613     14.310        7.317         0.520
581 -      590          256             43,541,541            5.73       7.082      5.596     14.077        7.077         0.520
591 -      600          270             45,807,009            6.03       6.935      5.447     13.874        6.879         0.520
601 -      610          286             49,512,887            6.51       6.857      5.528     13.874        6.874         0.520
611 -      620          288             51,843,340            6.82       6.807      5.520     13.810        6.810         0.520
621 -      630          251             46,272,986            6.09       6.771      5.461     13.726        6.726         0.520
631 -      640          297             56,290,049            7.41       6.630      5.497     13.672        6.679         0.520
641 -      650          243             45,501,574            5.99       6.634      5.473     13.719        6.719         0.520
651 -      660          203             38,526,196            5.07       6.680      5.486     13.653        6.666         0.520
661 -      670          172             33,149,241            4.36       6.574      5.552     13.733        6.733         0.520
671 -      680          124             23,967,317            3.15       6.480      5.465     13.475        6.476         0.520
681 -      690          107             20,747,291            2.73       6.442      5.361     13.400        6.412         0.520
691 -      700           77             15,959,098            2.10       6.552      5.235     13.490        6.508         0.520
701 -      710           56             11,517,519            1.52       6.365      4.979     13.380        6.276         0.520
711 -      720           50             10,216,417            1.34       6.587      5.002     13.685        6.534         0.520
721 -      730           47              8,536,659            1.12       6.226      4.966     13.090        6.004         0.520
731 -      740           34              8,218,394            1.08       6.458      5.127     13.619        6.515         0.520
741 -      750           19              3,987,258            0.52       6.350      5.236     13.175        6.123         0.520
751 -      760           27              6,415,790            0.84       6.302      4.904     13.380        6.334         0.520
761 -      770           20              4,664,826            0.61       6.381      5.316     13.477        6.438         0.520
771 -      780            8              1,684,249            0.22       6.009      4.556     12.452        5.299         0.520
781 -      790           10              2,407,868            0.32       5.636      4.960     12.870        5.663         0.520
791 -      800            6              1,092,665            0.14       5.642      4.986     12.291        5.230         0.520
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
            Sched                                              Month
              Rem      Rem     Orig   Initial     Periodic     to Next      Provided      Known
             Term     Amort     Term     Cap         Cap         Adj           LTV        FICOs        Avg Balance       LTV>80w/MI
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
             353       353      356    1.500       1.500         21           71.39        500           142,963           0.00
501 -        354       354      357    1.500       1.500         21           74.82        506           143,763           0.00
511 -        354       354      357    1.500       1.500         21           74.07        515           130,336           0.00
521 -        352       352      355    1.497       1.497         21           76.68        526           158,526           0.00
531 -        351       351      355    1.497       1.497         21           75.21        535           146,070           0.00
541 -        352       352      355    1.491       1.491         21           76.74        546           161,635           0.00
551 -        348       348      351    1.500       1.500         21           79.02        555           152,084           0.00
561 -        354       354      357    1.500       1.500         22           79.80        565           159,858           0.00
571 -        349       349      352    1.497       1.497         21           79.21        576           156,826           0.00
581 -        353       353      356    1.500       1.500         22           81.15        585           170,084           0.00
591 -        348       348      351    1.498       1.498         21           80.40        595           169,656           0.00
601 -        347       347      350    1.500       1.500         22           80.75        605           173,122           0.00
611 -        352       352      355    1.500       1.500         21           82.38        616           180,012           0.00
621 -        350       350      353    1.500       1.500         21           81.70        625           184,355           0.00
631 -        351       350      354    1.496       1.496         22           81.52        636           189,529           0.00
641 -        352       351      355    1.500       1.500         22           82.13        645           187,249           0.00
651 -        353       353      356    1.493       1.493         22           84.18        655           189,784           0.00
661 -        345       345      349    1.500       1.500         22           82.40        666           192,728           0.00
671 -        343       343      346    1.518       1.518         21           81.35        675           193,285           0.00
681 -        348       348      351    1.617       1.617         20           81.56        686           193,900           0.00
691 -        346       346      350    1.729       1.729         19           84.06        696           207,261           0.00
701 -        337       337      340    1.923       1.923         16           82.96        705           205,670           0.00
711 -        342       342      345    1.834       1.834         16           82.98        716           204,328           0.00
721 -        339       339      343    1.953       1.953         15           81.12        726           181,631           0.00
731 -        337       337      340    1.754       1.754         18           82.41        736           241,717           0.00
741 -        342       342      345    1.722       1.722         22           85.59        745           209,856           0.00
751 -        348       348      351    1.821       1.821         18           84.62        755           237,622           0.00
761 -        342       342      345    1.646       1.646         19           78.19        765           233,241           0.00
771 -        346       346      349    2.105       2.105         13           83.75        775           210,531           0.00
781 -        343       343      346    1.852       1.852         16           79.70        785           240,787           0.00
791 -        342       342      345    1.762       1.762         18           80.17        796           182,111           0.00
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